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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2004

Price Legacy Corporation
(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

17140 Bernardo Center Drive, Suite 300
San Diego, California 92128
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (858) 675-9400

Item 7. Financial Statements and Exhibits.

        (c)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on February 27, 2003.

Item 12. Results of Operations and Financial Condition.

        On February 27, 2004, Price Legacy Corporation issued a press release regarding its financial results for the fourth quarter and fiscal year ended December 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1.

        The information contained in this Current Report, including the exhibit, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of Price Legacy Corporation, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2003	PRICE LEGACY CORPORATION
	By:	/s/ ROBERT M. SIORDIA
	Name:	Robert M. Siordia
	Title:	Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Press release issued by Price Legacy Corporation on February 27, 2004.

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SIGNATURE
EXHIBIT INDEX